UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 7, 2005

MONUMENTAL MARKETING, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-28769
(Commission File Number)

86-0970146
(IRS Employer Identification No.)

7 Abba Hillel Street
Beit Silver, 15th Floor
Ramat-Gan, 52522
Israel
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 972-3 575-1296

55 Union Valley Road, Suite #203
Spring Valley, New York
10977
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On September 7, 2005 we completed a private placement of 500,000 shares of common stock to five accredited investors for total proceeds of $500,000. The investors confirmed in writing that they were accredited investors and represented their intention to acquire the securities for investment purposes and not with a view to distribution. We did not, and no person acting on our behalf, used any form of general solicitation or general advertising in connection with this offering. Appropriate legends were affixed to the stock certificates issued to the investors. The investors acknowledged that the sale of the securities was not registered under the Securities Act of 1933 and the securities could not be resold unless the securities were registered or unless an exemption from such registration was available. As a result of the foregoing, we relied on the provisions of Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended, for the issuance of the shares.

Item 7.01 Regulation FD Disclosure.

FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "intends", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled "Risk Factors", which may cause our or our industry's actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

In this report, unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to "common shares" refer to the common shares in our capital stock.

As used in this current report and unless otherwise indicated, the terms "we", "us" and "our" refer to Monumental Marketing Inc. and its wholly owned Israeli subsidiary, Monumental Marketing Ltd.

New Business and Product Development

We have negotiated an agreement to engage Mr. Yehuda Meller to develop an innovative weapons technology currently known as the "Hammer", that we believe is positioned to become a competitive product in the rapidly growing markets for Non-Lethal Weapons. Mr. Meller has an international reputation for his accomplishments and expertise in weapons technology.

Recognizing the shortcomings of the existing products and the massive market opportunity, Yehudah Meller has commenced design and development of the Hammer.

The Hammer device utilizes kinetic energy, for use in the short range (up to 7 meters) to provide defense against an assailant. When activated, the Hammer shoots off silicon coated spherical bullet (diameter of 16 mm) which hits the body of the assailant with force equal to 20-30 joules per square cm. The assailant suffers extreme pain and is instantly incapacitated. The pain continues for a considerable time, providing the required "Stopping Power" and allowing the proposed victim to escape and/or obtain help and/or for the assailant to be arrested.

Working on the principle of energy transfer, the size and texture of the spherical bullet prevents it from piercing the skin or entering the body. The effect is similar to that of a targeted blow from an industrial hammer.

The Hammer allows for an immediate second shot before having to be reloaded. It has been designed for use both by professional law enforcement/security personnel and private individuals, for personal safety. It is light and small enough to be kept in a purse. Although it is operated like a pistol, it is designed not to appear like a gun, which could result in raising the violence of the situation.

Operation is intended to be highly user friendly and minimal training would be required. Sophisticated safety features will be incorporated in the design to prevent improper use.

Importantly, the Hammer is not reliant on any outside or renewable energy source and can be used immediately as required, without pre-charging or the known availability of a battery or similar. In addition, the design facilitates the use of other kinds of ammunition such as flares and others.

Management believes that the Hammer can achieve a leading position in the personal protection sector of the Non-Lethal Weapons market, based on the fact that it addresses all the major weaknesses of the existing products in the market.

Market

The market sector has recently developed a dynamic vitality because of the increased awareness of security issues following the 9/11 events and the parallel growth in crime and violence.

Management believes the personal consumer market represents the largest business opportunity for the Hammer. Management believes that the Hammer addresses all the major shortcomings of the existing products in the market.

Less than Lethal Weapons are used in three main markets - law enforcement, private security and personal protection. They can provide users with a more effective and safer option in situations where the use of lethal weapons is not warranted or appears unjustified, but the use of force is necessary.

In the US alone, there are almost 20,000 federal, state and local law enforcement agencies, employing about 1.1 million law enforcement officers. Over the past five years, the sector has gained an acceptance of non-lethal weapons, recognizing their advantage in confined and crowded settings in bringing individuals under control, with minimal violence and danger to others.

Growing demand for, and increasing acceptance of, less-lethal weapons in law enforcement has been driven by the availability of new less-lethal weapons such as Taser devices, and dramatic improvements in the effectiveness of rubber bullets, bean bags, pepper spray and pepper balls; all fuelled by increasing pressure from the public and advocacy groups to preserve the lives of offenders.

Offenders range from those involved in domestic disturbances, brawls, armed criminal or terrorist activity, emotionally disturbed or drug induced activity, through to growing levels of public disorder including labor, political, and other sorts of demonstrations. Less-lethal options provide military and law enforcement officers with alternatives to apply appropriate force in such a manner that protects the public while safely effecting compliance whether dealing with individuals or managing crowds. Thus less-lethal weapons are essential tools in counter-terrorism operations. The Global War on Terror and the general environment of increased crime and violence is expected to help drive demand for none or less-lethal weapons for the foreseeable future.

The private security sector has seen unparalleled growth since 9/11. There are almost two million privately employed security guards or personnel in the United States, including bodyguards, building security guards, people guarding money and valuables and so on. Many of the environments in which they work are problematic for using conventional firearms, particularly airplanes, subways, buses, transport systems, banks and other enclosed locations.

Personal protection is potentially the largest sector. Currently, of the total 110 million households in the US, over 35 million of those households contain at least one licensed firearm. Many of these were purchased at a time when non-lethal weapons were not widely available, leaving firearms as the only option.

Competition

The primary competitive factors in the demand for less lethal products by military forces and law enforcement organizations include a weapon's cost, effectiveness and ease of use. There are several established competitors offering less lethal products that will directly compete with our company's products, most of which are substantially more established than our company. In addition, there are several small companies that are expected to launch similar products into the marketplace in the near future.

Taser International, Inc. and Armor Holdings, Inc. are two established companies offering similar products to our company. Armor Holdings offers impact weapons and pepper spray based products. The company also sells less lethal munitions for weapons such as the 12 guage and 40mm as well as a full line of distraction devices and chemical weapons. Such products are sold throughout the world. Taser International offers a line of devices that use compressed nitrogen to shoot small electrified probes up to a maximum distance of 25 feet.

In addition to several large publicly traded companies, there are also several smaller privately held companies that our company completes with for market share, including ALS Combined Tactical Systems and MK Ballistic Systems.

Research and Development

Our company's research and development efforts are focussed on developing our proposed less lethal product including: (i) periodic re-design of products and incorporation of new technologies to improve performance and manufacturability; (ii) design of new product lines for additional specialized applications; and (iii) expansion and adaption of any product to accommodate the requirements of customer needs.

Research and development efforts are primarily conducted in-house.

RISK FACTORS

In addition to other information in this current report, the following risk factors should be carefully considered in evaluating our business because such factors may have a significant impact on our business, operating results, liquidity and financial condition. As a result of the risk factors set forth below, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, operating results, liquidity and financial condition. If any of the following risks occur, our business, operating results, liquidity and financial condition could be materially adversely affected. In such case, the trading price of our securities could decline, and you may lose all or part of your investment.

RISKS RELATED TO OUR BUSINESS

We will require significant additional financing, the availability of which cannot be assured, and if our company is unable to obtain such financing, our business may fail.

Our business plan calls for significant expenses necessary to continue the development of our business and expand our position in the market. We estimate that we will require approximately $1,500,000 to carry out our business plan over the next twelve months. However, there is no assurance that actual cash requirements will not exceed our estimates. We may need to raise additional funds to:

- support our planned growth;

- develop or enhance new and existing products;

- increase our marketing efforts;

- acquire complementary businesses, products or technologies; and/or

- respond to competitive pressures or unanticipated requirements.

We have not yet achieved positive cash flows. As such, we will depend to a large extent on outside capital over the near-term to fund our capital needs. Such outside capital may be obtained from additional debt or equity financing. We do not currently have any arrangement for financing and there is no assurance that capital will be available to meet our operating costs or, if the capital is available, that it will be on terms acceptable to us. The issuance of additional equity securities by us would result in a dilution in the equity interests of our current shareholders. Obtaining commercial loans, assuming those loans would be available, will increase our liabilities and future cash commitments. If we are unable to obtain financing in the amounts and on terms deemed acceptable to us, we may be unable to implement our business and growth strategies, respond to changing business or economic conditions, withstand adverse operating results, consummate desired acquisitions or compete effectively.

We operate in a highly-competitive industry and our failure to compete effectively may adversely affect our ability to generate revenue.

Management is aware of similar products which compete directly with our intended product and some of the companies developing these products have significantly greater financial, technical and marketing resources, larger distribution networks, and generate greater revenue and have greater name recognition than us. These companies may develop products superior to those of our company. Such competition will potentially affect our chances of achieving profitability, and ultimately adversely affect our ability to continue as a going concern. Some of our competitors conduct more extensive promotional activities and offer lower prices to customers than we do, which could allow them to gain greater market share or prevent us from increasing our market share. In the future, we may need to decrease our prices if our competitors continue to lower their prices. Our competitors may be able to respond more quickly to new or changing opportunities, technologies and customer requirements. To be successful, we must carry out our business plan, establish and strengthen our brand awareness through marketing, effectively differentiate our product line from those of our competitors and build our distribution network. To achieve this we may have to substantially increase marketing and research and development in order to compete effectively. Such competition will potentially affect our chances of achieving profitability, and ultimately adversely affect our ability to continue as a going concern.

We may not successfully produce a commercially viable product; our timing to market may result in no market for our products.

Our product is in the prototype phase. We may not be able to successfully convert that prototype into a product that is safe to use or can be produced at a price which is acceptable to the marketplace. Many factors could cause failure at any stage of conversion, including inability to design, manufacture or sufficiently reduce flaws to be able to offer our products to the market. In addition, even if we can successfully produce a working product offered at a reasonable price, our timing to market may result in the market not accepting our products because of competitors already having secured contracts or other reasons.

Rapid technological changes in our industry could render our products non-competitive or obsolete and consequently affect our ability to generate revenues.

We will derive all of our revenues from the sale of less lethal products and related products using less lethal alternatives to conventional weapons. Such products are characterised and effected by rapid technological change, evolving industry standards and regulations and changing client preferences. Our success will depend, in significant part, upon our ability to make timely and cost-effective enhancements and additions to our technology and to introduce new products and services that meet customer demands. We expect new products and services to be developed and introduced by other companies that compete with our products and services. The proliferation of new and established companies offering less lethal alternative products may reduce demand for our particular products. There can be no assurance that we will be successful in responding to these or other technological changes, to evolving industry standards or regulations or to new products and services offered by our current and future competitors. In addition, we may not have access to sufficient capital for our research and development needs in order to develop new products and services.

We could lose our competitive advantages if we are not able to protect our proprietary technology and intellectual property rights against infringement, and any related litigation could be time-consuming and costly.

Our success and ability to compete depends in part on our proprietary technology incorporated in our products. If any of our competitors copy or otherwise gain access to our proprietary technology or develop similar technologies independently, we would not be able to compete as effectively. We consider our technologies invaluable to our ability to continue to develop and maintain the goodwill and recognition associated with our brand. The measures we take to protect our technologies, and other intellectual property rights, which presently are based upon trade marks that are in the process of being applied for but not registered, in addition to trade secrets, may not be adequate to prevent their unauthorized use. Although we rely, in part, on contractual provisions to protect our trade secrets and proprietary know-how, there is no assurance that these agreements will not be breached, that we would have adequate remedies for any breach or that our trade secrets will not otherwise become known or be independently developed by competitors. Further, the laws of foreign countries may provide inadequate protection of intellectual property rights. We may need to bring legal claims to enforce or protect our intellectual property rights. Any litigation, whether successful or unsuccessful, could result in substantial costs and a diversion of corporate resources. In addition, notwithstanding any rights we have secured to our intellectual property, other persons may bring claims against us claiming that we have infringed on their intellectual property rights, including claims that our intellectual property rights are not valid. Adverse determinations in litigation in which we may become involved could subject us to significant liabilities to third parties, require us to grant licenses to or seek licenses from third parties and prevent us from manufacturing and selling our products. Any claims against us, with or without merit, could be time-consuming and costly to defend or litigate, divert our attention and resources, result in the loss of goodwill associated with our trademarks or require us to make changes to our technologies. Furthermore, we cannot assure you that any pending patent application made by us will result in an issued patent, or that, if a patent is issued, it will provide meaningful protection against competitors or competitor technologies.

We may not be able to hire and retain qualified personnel to support our growth and if we are unable to retain or hire such personnel in the future, our ability to improve our products and implement our business objectives could be adversely effected.

To continue our growth, we will need to recruit additional senior management personnel, including persons with financial and sales experience. In addition, we must hire, train and retain a significant number of other skilled personnel, including persons with experience in less lethal weapons engineering and manufacturing. We have encountered competition for these personnel. We may not be able to find or retain qualified personnel, which will have a material adverse impact on our business.

Our growth could be impaired if we are not able to develop and maintain the relationships we need to implement our distribution strategy.

Our growth will depend, in large part, on the success of our distribution strategy. We have limited experience in marketing and selling our products. We will depend on partnerships and/or joint ventures in various markets to help us build our operations and distribution networks. We will depend upon partners to provide marketing and relationship building expertise, and a base of existing customers. If we are unable to develop and maintain these relationships, or to develop additional relationships in other countries, our ability to penetrate, and successfully compete in foreign markets will be adversely affected.

We intend to expand our business internationally, and therefore, we will be subject to additional financial and regulatory risks.

Our future international operations are and will be subject to various risks, including: foreign import controls (which may be arbitrarily imposed and enforced and which could interrupt our supplies or prohibit customers from purchasing our products); exchange rate fluctuations; the necessity of obtaining government approvals for both new and continuing operations; and legal systems of decrees, laws, taxes, regulations, interpretations and court decisions that we are not familiar with. One component of our strategy is to expand our operations into selected international markets. We may be unable to execute our business model in certain markets. Further, providers of competing products and services may have a substantial advantage over us in attracting consumers and businesses in their country due to earlier established businesses in that country, greater knowledge with respect to the cultural differences of consumers and businesses residing in that country and/or their focus on a single market. As a result, we expect to experience higher costs as a percentage of any revenues that we may generate in the future in connection with the development and maintenance of international sales. In pursuing our international expansion strategy, we face several additional risks, including:

- foreign laws and regulations, which may vary country by country, that may impact how we conduct our business;

- higher costs of doing business in foreign countries;

- potential adverse tax consequences if taxing authorities in different jurisdictions worldwide disagree with our interpretation of various tax laws or our determinations as to the income and expenses attributable to specific jurisdictions, which could result in our paying additional taxes, interest and penalties;

- technological differences that vary by marketplace, which we may not be able to support;

- longer payment cycles and foreign currency fluctuations; and

- economic downturns.

We may operate in areas where local government policies regarding foreign entities and the regulation of less lethal products are often uncertain. We cannot, therefore, be certain that we are in compliance with, or will be protected by, all relevant local laws and taxes at any given point in time. A subsequent determination that we failed to comply with relevant local laws and taxes could have a material adverse effect on our business, financial condition, results of operations and liquidity. One or more of these factors could adversely affect our future international operations and, consequently, could have a material adverse effect on our business, financial condition, results of operation and liquidity.

Many of our potential customers have fluctuating budgets, which may cause substantial fluctuations in our results of operations.

The potential customers for our products may include federal, state, municipal, foreign and military, law enforcement and other governmental agencies. Government tax revenues and budgetary constraints, which fluctuate from time to time, can affect budgetary allocations from these customers. Many domestic and foreign government agencies have in the past experienced budget deficits that have led to decreased spending in defense, law enforcement and other military and security areas. Any future revenues that our company may generate may be subject to substantial periodic fluctuations because of these and other factors affecting military, law enforcement and other governmental spending. A reduction of funding for federal, state, municipal, foreign and other governmental agencies could have a material adverse effect on any future revenues that we may generate.

RISKS RELATED TO OUR INDUSTRY

The products we intend to sell are inherently risky and could give rise to product liability and other claims.

The products that we intend to manufacture are typically used in applications and situations that involve a high level of risk of personal injury. Failure to use our products for their intended purposes, failure to use or care for them properly, or their malfunction, or, in some limited circumstances, even correct use of our products, could result in serious bodily injury or death. Given this potential risk of injury, proper maintenance of our products is critical. Our products consist of less than lethal weapons. The manufacture and sale of less than lethal weapons may be the subject of product liability claims arising from the design, manufacture or sale of such goods. If these claims are decided against our company and we are found liable, we may be required to pay substantial damages and any insurance costs may increase significantly as a result. Also, a significant or extended lawsuit could also divert significant amounts of management's time and energy. We cannot assure you that our insurance coverage, if any, would be sufficient to cover the payment of any potential claim. In addition, we cannot assure you that this or any other insurance coverage will continue to be available or, if available, that we will be able to obtain it at a reasonable cost. Any material uninsured loss could have a material adverse effect on our business, financial condition and results of operations.

We will be subject to extensive government regulation, and our failure or inability to comply with these regulations could materially restrict our operations and subject us to substantial penalties.

We will be subject to requirements with respect to the sale in foreign and/or domestic countries of certain of our products. In addition, we are obligated to comply with a variety of federal, state and local regulations, both domestically and abroad, governing certain aspects of our operations and workplace. The inability of our company to comply with such regulations may limit our operations and subject us to substantial penalties and fines. In addition, compliance with regulatory requirements may substantially increase our costs, delay the launch of our products or make our products cost prohibitive. Regulatory authorities may also require intended users of our products to apply for and receive a license to carry and use our products, which would substantially narrow the intended market for our products.

Item 9.01 Financial Statements and Exhibits.

EXHIBITS

Copies of the following documents are included as exhibits to this current report pursuant to Item 601 of Regulation S-B:
Exhibit Number	Description
10.1	Form of Subscription Agreement for September 2005 private placement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONUMENTAL MARKETING, INC.

/s/ Haim Karo
Haim Karo
President

Date: September 16, 2005